                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                                  M-WAVE INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  M-WAVE INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                   M-WAVE LOGO

                                  M-WAVE, INC.
                              216 EVERGREEN STREET
                           BENSENVILLE, ILLINOIS 60106



To Our Stockholders:

         You are invited to attend the Annual Meeting of Stockholders of M-Wave, Inc. to be held at the offices of Sonnenschein Nath & Rosenthal, Sears Tower, 233 S. Wacker, 78th floor, Chicago, Illinois, on Tuesday, June 19, 2001 at 10:00 a.m. local time. We are pleased to enclose the notice of our annual stockholders meeting, together with a Proxy Statement, a Proxy and an envelope for returning the Proxy.

         Please carefully review the Proxy Statement and then complete, date and sign your Proxy and return it promptly. If you plan to attend the meeting, please so indicate by marking the box on the Proxy. If you attend the meeting and decide to vote in person, you may withdraw your Proxy at the meeting.

         If you have any questions or need assistance in how to vote your shares, please call Investor Relations at (630) 860-9542. Your time and attention to this letter and the accompanying Proxy Statement and Proxy is appreciated.

                                            Sincerely,


                                            /s/ JOSEPH A. TUREK
                                            ------------------------------------
                                            Joseph A. Turek
                                            Chairman and Chief Executive Officer


May 14, 2001

                                   M-WAVE LOGO

                                  M-WAVE, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


         The Annual Meeting of Stockholders of M-Wave, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, June 19, 2001 at 10:00 a.m. local time, at the offices of Sonnenschein Nath & Rosenthal, Sears Tower, 233 S. Wacker, 78th Floor, Chicago, Illinois, for the following purposes:

1.       To elect two Class III Directors for a term expiring in 2004;

2. To ratify the appointment of Grant Thornton LLP as auditors of the Company for the 2001 calendar year; and

3. To transact such other business that is properly brought before the meeting.

         Only holders of Common Stock of record on the books of the Company at the close of business on May 11, 2001, will be entitled to vote at the Annual Meeting.

         The Board of Directors' nominees for Director are set forth in the accompanying Proxy Statement.

         Your vote is important. All stockholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, please mark, date and sign your Proxy and return it promptly in the enclosed envelope. If you plan to attend the Annual Meeting, please so indicate by marking the box on the Proxy. Any stockholder attending the Annual Meeting may vote in person even if the stockholder returned a Proxy.


                                              By Order of the Board of Directors


                                              /s/ PAUL H. SCHMITT
                                              ----------------------------------
                                              Paul H. Schmitt
                                              Secretary


Chicago, Illinois
May 14, 2001

                 THE ENCLOSED PROXY, WHICH IS BEING SOLICITED ON
                BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY,
                 CAN BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH
               REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                  M-WAVE, INC.
                              216 Evergreen Street
                           Bensenville, Illinois 60106

                                 PROXY STATEMENT

         The Board of Directors of the Company solicits your proxy for use at the Annual Meeting of Stockholders on Tuesday, June 19, 2001, or at any adjournment thereof. The Proxy Statement and the form of Proxy are being mailed to stockholders commencing on or about May 14, 2001.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

         Any stockholder who executes and returns a Proxy may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy.

RECORD DATE

         Stockholders of record at the close of business on May 11, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 4,572,184 shares of Common Stock, $.01 par value of the Company (the "Common Stock"), were issued and outstanding.

VOTING AND SOLICITATION

         Holders of Common Stock of record as of the close of business on the Record Date are entitled to one vote per share of Common Stock. The Company's Certificate of Incorporation does not provide for cumulative voting rights.

         A plurality of the votes cast at the Annual Meeting is required to elect directors. The affirmative vote of the holders of a majority of the shares of Common Stock present (either in person or by proxy) and entitled to vote at the Annual Meeting is required to ratify the selection of Grant Thorton LLP as the Company's independent auditors for 2001. In accordance with Delaware law and the Company's Certificate of Incorporation and Bylaws, (1) for the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes "FOR" or "WITHHELD" are counted to determine the total number of votes cast, and broker non-votes are not counted, and (2) for the adoption of all other proposals, which are decided by a majority of the shares of the stock of the Company present in person or by proxy and entitled to vote, only proxies and ballots indicating votes "FOR", "AGAINST", or "ABSTAIN" on the proposal or providing the designated proxies with the right to vote in their judgment and discretion on the proposal are counted to determine the number of shares present and entitled to vote, and broker non-votes are not counted.

         The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telecopier.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Proposals of stockholders which are intended to be presented by such stockholders at the Company's next annual meeting of stockholders to be held in 2002 must be received by the Company no later than April 1, 2002 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of May 30, 2001 by (1) each person known to the Company to beneficially own 5% or more of the Company's Common Stock, (2) each of the Directors and executive officers of the Company, and (3) all executive officers and directors of the Company as a group. The number of shares of Common Stock shown as owned below assumes the exercise of all currently exercisable options held by the applicable person or group, and the percentage shown assumes the exercise of such options and assumes that no options held by others are exercised. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their respective names. For purposes of the following table, each person's "beneficial ownership" of the Company's Common Stock has been determined in accordance with the rules of the Securities and Exchange Commission (the "Commission").


                                                                        NUMBER OF SHARES            PERCENTAGE OF SHARES
                   NAME OF BENEFICIAL HOLDER                           BENEFICIALLY OWNED            BENEFICIALLY OWNED
                   -------------------------                           ------------------            ------------------
Joseph A. Turek(1)................................................          1,489,000                        32.1%
Morgan Stanley Dean Witter & Co. (2)..............................            336,100                         7.4
Mark Anderson.....................................................            --                              *
Gary L. Castagna..................................................            --                              *
Richard Golden....................................................            --                              *
Dan Gosselin (3)..................................................             10,000                              *
Lavern D. Kramer (4)..............................................             20,000                         *
Don Lepore........................................................            --                              *
Gregory E. Meyer (5)..............................................            158,000                         3.5
Paul Schmitt (6)..................................................             26,000                         *
All Directors and executive officers as a group (8 persons)(5)....          1,703,000                        36.0%

-------------

*        Less than 1%.

(1) Includes 150,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(2) Based on a Schedule 13G filed on February 14, 2001, represents accounts managed by a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. with shared voting and investment power.

(3) Includes 10,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(4) Includes 20,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(5) Includes 8,000 shares owned by Mr. Meyer's wife. Mr. Meyer disclaims beneficial ownership of all shares owned by his wife.

(6) Includes 26,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(7) Includes 206,000 shares which may be acquired by directors and executive officers of the Company upon the exercise of immediately exercisable options. See footnotes 1, 3, 4, 5 and 6.


         The addresses of the persons shown in the table above who are beneficial owners of more than 5% of the Company's Common Stock are: Mr. Turek, c/o M-Wave, Inc., 216 Evergreen Street, Bensenville, Illinois 60106; and Morgan Stanley Dean Witter & Co., 1855, Broadway, New York, New York 10036.

         The foregoing table excludes warrants held by First Chicago Equity Corporation to purchase up to 1,563,928 shares of Common Stock with an exercise price of $.50 per share (increasing by $.025 per share each anniversary of December 18, 1998). These warrants are exercisable only if the Company engages in an extraordinary transaction (e.g., a merger, consolidation, combination or dissolution) within five years of December 18, 1998. See "Certain Transactions."

                              SECTION 16 REPORTING

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership of such securities with the SEC. Officers, directors and greater-than-10% beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company, and/or written representations from certain reporting persons that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and 10% during or with respect to the year ended December 31, 2000 were met.

1.       ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes, each of whose members serve for a staggered three-year term. The Board is comprised of one Class I Director (Gregory E. Meyer), two Class II Directors (Joseph A. Turek and Don Lepore) and two Class III Directors (Lavern D. Kramer and Gary L. Castagna).

         The Board of Directors has nominated Lavern D. Kramer and Gary L. Castagna to stand for reelection as Class III Directors for a term ending upon the election of directors at the 2004 annual meeting of stockholders.

         The Class I Director is not up for election this year and has a term ending upon the election of directors at the 2002 annual meeting of stockholders. The Class II Directors are not up for election this year and have a term ending upon the election of directors at the 2003 annual meeting of stockholders. At the Annual Meeting, the shares of Common Stock represented by Proxies in the form accompanying this Proxy Statement, unless otherwise specified, will be voted to reelect the nominees for Class III Director. The nominees have agreed to serve if elected. However, if either nominee becomes unable or unwilling to serve if elected, the Proxies will be voted for the election of the person, if any, recommended by the Board of Directors or, in the alternative, for holding a vacancy to be filled by the Board of Directors. The Board of Directors has no reason to believe that either nominee will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT EACH STOCKHOLDER VOTE "FOR" ITS NOMINEES.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

Class III Directors

         LAVERN D. KRAMER, 64, has been a director of the Company since April 1992. Mr. Kramer was the President of Kester Solder, a division of Litton Industries, from 1970 to 2000. He is a member of the Board of Directors of the Lead Industries Association.

         GARY L. CASTAGNA, 39, has been a director of the Company since January 2001. Mr. Castagna has been the Senior Vice President of Amcol International Corporation, a company which is engaged in the materials and environmental industries, since February 2001. Mr. Castagna was a consultant to Amcol from June 2000 to February 2001 and Vice President of Chemical International Corporation, a former subsidiary of Amcol, from August 1997 to May 2000.

DIRECTOR CONTINUING IN OFFICE UNTIL 2002 ANNUAL MEETING

Class I Director

         GREGORY E. MEYER, 51, has been a director since December 2000. Mr. Meyer held various positions at Chemdal Corporation, a subsidiary of Amcol International Corporation, from 1986 to 2000, the most recent of which was Executive Vice President of Chemdal International.

DIRECTORS CONTINUING IN OFFICE UNTIL 2003 ANNUAL MEETING

Class II Director

         JOSEPH A. TUREK, 44, is the founder of the Company and has served as Chairman of the Board and Chief Executive Officer since June 1993 and as a director of the Company since 1988. Mr. Turek served as President of the Company from 1988 to February 1997. Mr. Turek served for more than five years in various positions at West-Tronics, Inc., a manufacturer of low frequency circuit boards and a contract assembler of electronic products, with his last position as President in 1987 and 1988. West-Tronics entered into an assignment for the benefit of creditors in December 1988 pursuant to which the Company purchased the assets and assumed certain liabilities of West-Tronics, Inc. He received a B.S.E.E. degree from the University of Notre Dame and a M.B.A. degree from Northwestern University.

         DON LEPORE, 64, has been a director since January 2001. Mr. Lepore held various positions at Litton Industries from 1959 to 2000, the most recent of which was Senior Vice President. Mr. Lepore serves on the board of directors of Airpax, a private company whose principal products are circuit breakers and thermal sensors.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         The Board of Directors of the Company held four meetings during 2000. The Board of Directors also has an Audit Committee and a Compensation Committee. The Audit Committee held two meetings and the Compensation Committee held one meeting during 2000. The Committees received their authority and assignments from the Board of Directors and report to the Board of Directors. No Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which he served during the period for which he was a member of the Board.

         Messrs. Kramer, Meyer and Castagna are members of the Audit Committee. The Audit Committee recommends the engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors.

The Committee also reviews and evaluates the Company's accounting principles and its system of internal accounting controls.

         Messrs. Kramer, Meyer and Lepore are the members of the Compensation Committee. The Compensation Committee reviews and approves the Company's executive compensation policy, makes recommendations concerning the Company's employee benefit policies, and has authority to administer the Plan.

                            COMPENSATION OF DIRECTORS

         The Company pays non-employee directors an annual retainer of $5,000 plus $500 per meeting. The Company also reimburses non-employee directors for their reasonable expenses incurred in connection with attending Board meetings. Mr. Kramer and Mr. Meyer, who are non-employee directors of the Company, received stock options for 10,000 shares of Common Stock under the Company's Stock Option Plan.

                        EXECUTIVE OFFICERS' COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows the compensation paid by the Company to the Company's Chief Executive Officer and its most highly compensated officers during 2000. No other executive officer of the Company had a total annual salary and bonus for 2000 which exceeded $100,000. The executive officers of the Company do not currently have employment agreements with the Company, are appointed annually by the Board of Directors and serve until their successors have been duly elected and qualified.

SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION                              LONG TERM COMPENSATION
                                              -------------------                              ----------------------
                                                                                                       AWARDS               PAYOUTS
                                                                                  RESTRICTED         ----------             -------
                                                                 OTHER ANNUAL        STOCK           SECURITIES               LTIP
                                                                 COMPENSATION      AWARD(S)          UNDERLYING             PAYOUTS
 NAME AND PRINCIPAL POSITION     YEAR     SALARY      BONUS         ($) (1)          ($)          OPTIONS/SARS (#)             ($)
 ---------------------------     ----     ------      -----      ------------     ----------      ----------------          --------
Joseph A. Turek.............     2000    $150,000   $150,000         none             none            none                     none
(Chairman and CEO)               1999    $148,188      none          none             none            none                     none
                                 1998    $131,307      none          none             none            none                     none

Paul H. Schmitt.............     2000    $123,138    $98,143         none             none            none                     none
                                 1999    $115,545      none          none             none            none                     none

------------

(1) Other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus.

         The Company entered into employment agreements, effective as of January 29, 2001, with Mr. Joseph A. Turek (Chairman and Chief Executive Officer), Mr. Mark Anderson (Vice President), Mr. Dan Gosselin (Vice President, Poly Circuits), Mr. Richard Golden (Director of Operations, Poly Circuits) and Mr. Paul Schmitt (Chief Financial Officer). See "Employment Agreements" below.

         No options were granted to the named executive officers during the fiscal year ended December 31, 2000. The following table sets forth certain information with respect to the unexercised options to purchase the Company's Common Stock held by the named executive officers at December 31, 2000. Except as set forth below, none of the named executive officers exercised any stock options during the fiscal year ended December 31, 2000.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION/SAR VALUES


                                                                       NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                                                                           OPTIONS/SAR AT           IN THE MONEY OPTIONS/SARS
                                                                             FY-END (#)                  AT FY-END ($)(2)
                              SHARES ACQUIRED         VALUE          --------------------------    ----------------------------
NAME                          ON EXERCISE (#)    REALIZED ($)(1)     EXERCISABLE  UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                          ---------------    --------------      -----------  -------------    -----------    -------------
Joseph A. Turek.......             --                 --               150,000         --           $ 97,250            --
Paul Schmitt..........           12,000             63,000              26,000         --            165,750            --

-----------

(1) Calculated by taking the market price on the date of exercise, less the exercise price, multiplied by the number of options exercised.

(2) Based on the fair market value of the Common Stock on December 31, 2000 ($8.00 per share) less the option exercise price.

EMPLOYMENT AGREEMENTS

         Each of Joseph A. Turek (Chairman of the Board and President), Mark Anderson (Vice President), Dan Gosselin (Vice President, Poly Circuits), Richard Golden (Director of Operations, Poly Circuits) and Paul Schmitt (Chief Financial Officer) entered into an employment agreement with the Company, effective as of January 29, 2001, which provides for his continued employment in his present capacity through January 29, 2003.

         The executives are entitled to the following annual salaries under the employment agreements: Mr. Turek, $160,000; Mr. Anderson, $135,000; Mr. Gosselin, $135,000; Mr. Schmitt, $135,000 and Mr. Golden, $125,000. Mr. Anderson and Mr. Golden received a signing bonus of $65,000 and $10,000, respectively. Each of the executives is also entitled to an annual bonus of up to 60% of his base salary if the Company achieves threshold performance goals established by the Compensation Committee.

         Under the terms of the employment agreements, if the executive is terminated without cause or resigns with good reason, he is entitled to receive his annual salary for six months; provided, however, that if such termination occurs on or after a sale of all of the stock of the Company or a sale of all or substantially all of the Company's assets, the executive is entitled to receive on the date of such termination a lump sum payment equal to two times his annual salary instead of the six month salary referenced above.

         In connection with the employment agreements, the Company granted options to purchase the following number of shares of common stock with an exercise price equal to $7.4375 per share: Mr. Anderson, 65,000 shares; Mr. Gosselin, 60,000 shares; Mr. Schmitt, 40,000 shares; and Mr. Golden, 10,000 shares. Except for Mr. Golden, these options vest 40% on the second anniversary of the grant and 20% each anniversary thereafter. Mr. Golden's options vest 25% each anniversary of the grant.

BONUS PLAN

         Although there is no formal written plan, it is the Company's practice to grant discretionary cash bonuses to the Team Leaders on an annual basis. The Compensation Committee has the discretion to award performance bonuses. An aggregate of approximately $1 million in bonuses was awarded to the Company's employees in 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee during 2000 was comprised of non-employee Directors of the Company, Mr. Kramer and Mr. Meyer. For a description of transactions between the Company and entities affiliated with such members, see "Certain Transactions."

         No executive officer of the Company served on the Compensation Committee of another entity or on any other Committee of the Board of Directors of another entity performing similar functions during 2000.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

Executive Compensation Policies.

         The Compensation Committee bases its review and recommendations regarding the Company's executive compensation with the goal of attaining the following objectives: (1) to attract, motivate and retain the highest quality executives, (2) to align both the short-term and the long-term interest of executives with those of the Company's stockholders, and (3) to encourage executives to achieve their assigned tactical and strategic business objectives as well as overall corporate financial results. During 2000, the executive compensation program was generally comprised of base salary and, variable bonus awards based on current corporate and individual performance.

         The Committee believes that this compensation program best serves the interests of stockholders by ensuring that the executives are compensated in a manner which provides incentives based upon both the short-term and long-term performance of the Company. The compensation for the executives involves a significant proportion of pay which is at risk: the variable annual bonus and stock options (which directly relate a portion of their long-term remuneration to stock price appreciation realized by the Company's stockholders).

         As described above under "Employment Agreements", the Company has an employment agreement with Mr. Turek for the period from January 29, 2001 through January 29, 2003. Under Mr. Turek's employment agreement, Mr. Turek's compensation during the term consists of a base salary and a variable annual bonus. The Committee believes that this compensation arrangement best serves the interests of stockholders by ensuring that Mr. Turek is compensated in a manner which provides incentives based upon both the short-term and long-term performance of the Company.

         The discussion below regarding Mr. Turek pertains to his compensation during 2000.

Base Salary.

         Mr. Turek's base salary of $150,000 for 2000 was based on his prior employment agreement with the Company. The salary of the other executive officers of the Company during 2000 was based upon subjective factors such as the level of experience and competence and complexity of the duties performed by such executive officer.

Bonus.

         Mr. Turek was awarded a bonus of $150,000 due to the Company's financial performance during 2000. The Compensation Committee also reviews and approves bonus compensation for Team Leaders and other employees on an annual basis as described above. During 2000, bonuses were paid to Team Leaders, managers and hourly employees due to the Company's financial performance.

Stock Options.

         The Company's long-term incentives are in the form of stock option awards. The objective of these awards is to advance the longer-term interests of the Company and its stockholders and complement incentives tied to annual performance. These awards provide rewards to executives upon the creation of incremental stockholder value and the attainment of long term earnings goals. Stock options only produce value to executives if the price of the Company's stock appreciates, thereby directly linking the interest of executives with those of stockholders. Certain executives were granted stock options in connection with their employment agreements. See "Employment Agreements."

Compliance With Internal Revenue Code Section 162(m).

         Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer or four other most-highly compensated executive officers named in the proxy statement. The Compensation Committee has reviewed the possible effect on the Company of Section 162(m), and it does not believe that such section will be applicable to the Company in the foreseeable future, but will review compensation practices as circumstances warrant. To this effect, the Plan makes it possible for the Company to satisfy the conditions for an exemption from Section 162(m)'s deduction limit. However, other characteristics of a grant effect whether or not compensation received from a stock option is counted in determining whether an executive officer has received compensation in excess of $1 million.



                                                   COMPENSATION COMMITTEE

                                                   Lavern D. Kramer
                                                   Gregory E. Meyer

                             AUDIT COMMITTEE REPORT


         Our Audit Committee currently consists of three members. In connection with the audited financial statements contained in our 2000 Annual Report on Form 10-K, the Audit Committee:

         -   reviewed the audited financial statements with our management;

         - discussed with Grant Thornton LLP, our independent auditors, the materials required to be discussed by Statement of Auditing Standard 61, or SAS 61;

         - reviewed the written disclosures and the letter from Grant Thornton LLP required by Independent Standards Board No. 1 and discussed with Grant Thornton LLP their independence; and

         - based on the foregoing review and discussion, recommended to our Board of Directors that the audited financial statements be included in our 2000 Annual Report on Form 10-K.


                                                         AUDIT COMMITTEE

                                                         Lavern D. Kramer
                                                         Gregory E. Meyer
                                                         Gary L. Castagna

PERFORMANCE INFORMATION

         The following graph compares the performance of the Company with the performance of the NASDAQ Composite Index and the average performance of a group consisting of the Company's peer corporations which are industry competitors for the period from December 31, 1995, to December 31, 2000. The corporations making up the peer companies group are Circuit Systems Inc., Hadco Corp., Merix Corp., Parlex Corp., and Sheldahl Co. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1995 and that all dividends, if any, were reinvested.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
            AMONG M-WAVE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                                AND A PEER GROUP


                                      12/95         12/96         12/97       12/98        12/99        12/00
                                      -----         -----         -----       -----        -----        -----
M-Wave, Inc.                          100.00         37.04        51.85        27.78       51.85        237.04
Peer Group                            100.00        123.04       150.69       212.51      394.92        237.62
Nasdaq Stock Market (U.S.)            100.00         75.71        72.13        36.59       53.97         46.60


-------------------

* $100 Invested on 12/31/95 in Stock or Index - Including Reinvestment of Dividends. Fiscal Year Ending December 31.

                              CERTAIN TRANSACTIONS

         On December 18, 1998, the Company repurchased 781,964 shares of Common Stock owned by First Chicago Equity Corporation ("FCEC") and its affiliates. The aggregate consideration paid by the Company consisted of $781,964 plus warrants to purchase up to 1,563,928 shares of the Common Stock with an exercise price of $.50 per share (increasing by $.025 per share each anniversary of the issue date of the warrants). The warrants are exercisable only if the Company engages in an extraordinary transaction (e.g., a merger, consolidation, combination or dissolution) within five years of the issue date of the warrants.

         A special committee of the Board of Directors of the Company determined that the repurchase of the shares of the Common Stock owned by FCEC and its affiliates is in the best interests of the Company's stockholders.

         In connection with the repurchase, (1) Eric C. Larson and Timothy A. Dugan, two directors of the Company designated by FCEC, resigned from the Board of Directors and (2) FCEC withdrew its notice to nominate two additional directors at the Company's next annual meeting of stockholders.

2.       INDEPENDENT AUDITORS

         The Board of Directors recommends that stockholders ratify the appointment of Grant Thornton LLP by voting "FOR" ratification of Grant Thornton LLP as the Company's auditors for 2001. In the event such selection is not ratified, the Board of Directors will reconsider its selection.

         Grant Thornton LLP has audited the Company's financial statements since 1998. Representatives of Grant Thornton LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

3.       OTHER MATTERS

         The Board of Directors of the Company is not aware that any matter other than those listed in the Notice of Meeting is to be presented for action at the Annual Meeting. If any of the Board's nominees is unavailable for election as a Director or any other matter should properly come before the meeting, it is intended that votes will be cast pursuant to the Proxy in respect thereto in accordance with the best judgment of the person or persons acting as proxies.



May 14, 2001

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


PROXY

                                                            M-WAVE, INC.
                                           ANNUAL MEETING OF STOCKHOLDERS, JUNE 19, 2001
                                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby (i) appoints Joseph A. Turek and Paul H. Schmitt and each of them as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of M-Wave, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at the offices of Sonnenschein Nath & Rosenthal,
Sears Tower, 233 S. Wacker Drive, 78th Floor, Chicago, Illinois, on Tuesday, June 19, 2001, at 10:00 a.m. local time, and at any adjournments hereof, hereby revoking any and all proxies heretofore given and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, with the understanding that if no directions are given below, said shares will be voted "For" the election of the Directors nominated by the Board of Directors and "For" the proposal to ratify the appointment of Grant Thornton LLP as the company's independent auditors.

                                     PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                                                    USING THE ENCLOSED ENVELOPE.

                                           (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


------------------------------------------------------------------------------------------------------------------------------------



1.  Election of Directors            FOR    WITHHOLD   FOR ALL   2.  Ratify appointment of independent     FOR    AGAINST   ABSTAIN
    Nominees: Lavern Kramer and      ALL               EXCEPT*       auditors
    Gary Castagna                                                                                          [ ]      [ ]       [ ]
                                     [ ]      [ ]        [ ]
                                                                 3.  In their discretion to act on any
                                                                     other matters which may properly      FOR    AGAINST   ABSTAIN
                                                                     come before the Annual Meeting.
                                                                                                           [ ]       [ ]     [ ]

(*Except nominee written above)                                  The Board of Directors recommends
                                                                 you vote FOR the above proposals

                                                                 Dated:                           , 2001
                                                                       ---------------------------

                                                                 Signatures(s)
                                                                              ------------------------------------------------------

                                                                 -------------------------------------------------------------------


                                                                 Your signature to this Proxy form should be
                                                                 exactly the same as the name imprinted
                                                                 herein. Persons signing as executors,
                                                                 administrators, trustees or in similar
                                                                 capacities should so indicate. For joint
                                                                 accounts, the name of each joint owner must
                                                                 be signed.

------------------------------------------------------------------------------------------------------------------------------------
                                                      - FOLD AND DETACH HERE -

                                                       YOUR VOTE IS IMPORTANT!

                        PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

